Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of July 17, 2000, is between ICO-Teledesic Global Limited, a Delaware corporation (the “Company”) Cascade Investment, L.L.C., a Washington limited liability company, (the “Holder”).

WHEREAS, Holder has subscribed for the purchase of 10,000,000 shares of Class B common stock, $.0001 par value, of the Company, and holds an option to acquire 2,670,884 shares of Class A common stock, $.0001 par value, of the Company (such shares and the shares issuable upon the exercise of the option collectively referred to as the “Common Stock”);

WHEREAS, Holder and/or its Affiliates own 27,091,500 shares of Teledesic Corporation and will, upon consummation of the merger of such corporation and the Company, own additional shares of the Class A Common Stock; and

WHEREAS, the Company wishes to grant Holder certain registration rights with respect to the shares of Common Stock, including shares acquired after the date hereof, as provided further herein.

NOW THEREFORE, in consideration of the promises herein contained and other good and valuable consideration, the parties hereto agree as follows:

1.      Definitions.

As used in this Agreement:

(i)     the term “Act” means the Securities Act of 1933, as amended;

(ii)    the term “Affiliate” or “Holder Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified. For purposes of this definition, an entity shall be deemed to be controlled by a stockholder if (and only for so long as) (i) such stockholder has the right to vote by ownership, proxy or otherwise securities constituting 5% or more of the voting power of such entity if such entity has equity securities registered and files reports under the Exchange Act or otherwise (if not reporting) securities constituting 50% or more of the voting power of such entity; (ii) such stockholder possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise; or (iii) with respect to a charitable trust, foundation or nonprofit corporation, such stockholder is the sole trustee or director or has the power to appoint a majority of the trustees or directors thereof, or otherwise has a strong and continuing relationship as founder or substantial donor.

(iii)   the term “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Act;

(iv)   the term “Common Stock” means any and all classes of the Company’s common stock as authorized pursuant to the Company’s Restated Certificate of Incorporation, as may be amended or restated from time to time.

(v)    the term “Exchange Act” means the Securities Exchange Act of 1934; and

(vi)   the term “Holder” means any of Holder or any Holder Affiliate that holds Registrable Securities;

(vii)  the term “Person” means any individual, corporation, partnership, company, trust or other entity.

(viii) the terms “register,” “registered” and “registration” mean a registration effected by preparing and filing a registration statement in compliance with the Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

(ix)    the term “Registrable Securities” means (A) any shares of the Common Stock of the Company now owned or hereafter acquired by Holder or a Holder Affiliate, and (B) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (A) above;

(x)     the term “Registration Expenses” means all third-party expenses incurred by the Company in compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and the underwriters, if any, blue sky fees and expenses, the reasonable fees and disbursements of any one counsel retained by the Holder and the third-party expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

2.      Requested Registration.

(i)     Request for Registration. If the Company shall receive from Holder a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will, subject to compliance with any applicable underwriters’ lock-up agreements in effect as of the date of such request:

(A)    promptly give written notice of the proposed registration qualification or compliance to all Other Stockholders (as defined below); and

(B)    as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act) as may be so requested and as would permit or facilitate the sale and distribution as soon as is practicable of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Other Stockholders joining in such request as are specified in a written request received by the Company within twenty (20) business days after written notice from the Company is given under Section 2(i)(A) above; provided that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2:

(a)     In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act or applicable rules or regulations thereunder;

(b)     After the Company has effected two (2) such registrations pursuant to this Section 2 and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed;

(c)     If the securities requested by Holder to be registered pursuant to such request have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of less than $10,000,000.

The registration rights set forth in this Section 2 are personal to Holder and shall not be assignable, by operation of law or otherwise, to any third party other than a Holder Affiliate.

(ii)         Underwriting. If officers or directors of the Company holding other securities of the Company shall request inclusion in any registration pursuant to Section 2, or if holders of securities of the Company other than Registrable Securities who are entitled, by contract with the Company or otherwise, to have securities included in such a registration (the “Other Stockholders”) request such inclusion, Holder shall offer to include the securities of such officers, directors and Other Stockholders in the underwriting and may condition such offer on their acceptance of the applicable provisions of this Section 2. Holder, any Holder Affiliate participating in the registration, and the Company shall (together with all officers, directors and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by Holder and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2, if the representative advises Holder that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors of the Company shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, further reductions are still required, the number of shares included in the registration by Holder and each Other Stockholder shall be reduced on a pro rata basis (based on the number of shares proposed to be sold by Holder and such Other Stockholders), by such minimum number of shares as is necessary to comply with such request; provided, however, that if the number of Holder’s Registrable Securities actually included in the registration is reduced by a material amount from the number of Holders Registrable Securities requested by Holder to be included in the registration, then such registration shall not be considered a registration effected pursuant to this Section 2 for the purposes of Section 2(I)(B)(b). No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If any officer, director or

Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and Holder. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the representative so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

(iii)   Notwithstanding the foregoing, if the Company shall furnish to Holder a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of Holder; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

3.   Company Registration.

(a)    Right to Register. Whenever Company proposes to register any of its Common Stock under the Act (other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating to a transaction covered by Rule 145 under the 1933 Act or effected on Form S-4 or any successor form) and the registration form to be used may be used for the registration of registrable securities or whenever the Company agrees to or is required to register the registrable securities of the Other Stockholders (either of such registration, a “Piggyback Registration”), Company will:  (a) give prompt written notice thereof to Holder (which shall include a list of the jurisdictions in which Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws) and (b) subject to Section 3 hereof, include in such registration and any related qualification under blue sky laws or other compliance, and in any underwriting involved therein, all Registrable Securities of Holder as specified in a written request or requests made within twenty (20) days after receipt of such written notice from Company.

(b)    Priority on Registrations. Holder acknowledges and agrees that its rights under this Section 3 shall, on a pro rata basis with all other holders of securities of the Company registrable pursuant to an agreement with the Company, participating in the registration, be subject to cutback provisions imposed by a managing underwriter. If, as a result of the cutback provisions of the preceding sentence, Holder is not entitled to include all of its requested Registrable Shares in such registration, then Holder may elect to withdraw its request to include any or all of its Registrable Shares in such registration.

(c)    Underwritten Offerings. In the event of an underwritten offering, Holder shall make such arrangements with the underwriters so that each Holder may participate in the offering on the same terms as Company and any other holders selling securities in such offering.

4.      Registration Procedures. Whenever Holder requests that any Registrable Securities be registered pursuant to this Agreement, Company will use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition therefor, and pursuant thereto Company will as expeditiously as possible:

(a)    Cause the registration statement to be used for the registration requested pursuant to Section 2 (“Demand Registration”) or the Piggyback Registration to include Holder’s Registrable Securities. If at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such Demand Registration or Piggyback Registration, Company shall determine for any reason to withdraw or delay effectiveness of the registration statement, Company may, at its election, give written notice of such determination to Holder and, (x) in the case of a determination to withdraw the registration statement, Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration statement, and (y) in the case of a determination to delay effectiveness, Company shall be permitted to delay effectiveness for any period of the delay.

(b)    Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than thirty (30) days and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition thereof by Holder set forth in such registration statement.

(c)    Furnish to Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Holder.

(d)    Use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such United States jurisdictions as Holder may reasonably request and do any and all other acts and things which may be reasonable necessary or advisable to enable Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by Holder, provided that Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

(e)    Notify Holder, at any time when a registration statement under the Act that registers any of Holder’s Registrable Securities is effective, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of Holder, Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a fact necessary to make the statements therein not misleading.

(f)     Cause all such Registrable Securities to be listed on such securities exchange or market on which the Company’s Common Stock is then listed.

(g)    Furnish, at Holder’s request, on the date that Holder’s Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holder, if Holder requests registration and (B) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

5.        Discontinuation of Sales. Holder agrees that, upon receipt of any notice from Company of the happening of any event of the kind described in Section       , Holder will discontinue disposition of its Registrable Securities pursuant to such registration statement until Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section       , or until Holder is advised in writing by Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus, and, if so directed by Company, Holder will deliver to Company (at Company’s expense) all copies, other than permanent file copies then in Holder’s possession, of the prospectus covering such Registrable Securities which are current at the time of the receipt of such notice.

6.        Expenses of Company Registration. Company shall pay Registration Expenses. Holder shall pay all fees and disbursements of its attorneys and accountants, as well as all transfer taxes and brokerage and underwriters’ discounts and commissions attributable to the Registrable Securities being sold by Holder.

7.        Indemnification.

(a)    Company agrees to indemnify, to the extent permitted by law, Holder, Holder’s Affiliates, their respective officers and directors and each person who controls Holder or Holder’s Affiliates and any one legal counsel retained by Holder, against all losses, liabilities, claims, damages and expenses (“Losses”) caused by any untrue or alleged untrue statement of material fact contained in any registration statement in which Holder is participating, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Company or any underwriter by Holder expressly for use therein or results from Holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Company has furnished Holder with the number of copies of the same requested by Holder.

(b)    Holder will indemnify Company, its directors and officers and each person who controls Company (within the meaning of the Act) and any of such person’s agents or representatives, against any Losses resulting from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Holder expressly for use in such registration statement, or (ii) Holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Company has furnished Holder with the number of copies of the same requested by Holder.

(c)    The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party (as defined herein) or any officer, director, or controlling person of such Indemnified Party and will survive the transfer of Registrable Securities.

(d)    Each party entitled to indemnification under this Section 7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at the Indemnified Party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(e)    If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in Losses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f)     Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

8.      Information by Holder. Holder shall furnish to the Company such information regarding Holder and the distribution of shares proposed by Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

9.      Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

(a)    make and keep public information available as those terms are understood and defined in Rule 144, at all times from and after ninety (90) days following the effective date of the first registration under the Act filed by the Company for an offering of its Common Stock to the general public;

(b)    use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c)    so long as Holder owns any Registrable Securities, furnish to Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as Holder may reasonably request in availing himself of any rule or regulation of the Commission allowing Holder to sell any such securities without registration.

10.    “Market Stand-off” Agreement. Holder will agree, if requested by the Company or an underwriter of capital stock or other securities of the Company, not to sell or otherwise transfer or dispose of any capital stock or other securities of the Company held by Holder, except in connection with a Piggyback Registration, during the one hundred eighty (180) day period following any registration statement filed under the Act to register capital stock or other securities of the Company.

If requested by a managing underwriter of a registered offering, Holder shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

11.    Termination. The registration rights set forth in this Agreement shall not be available to Holder or any Holder Affiliate if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by Holder or any Holder Affiliate could be sold in any 90-day period pursuant to Rule 144 under the Act (without giving effect to the provisions of Rule 144(k)). In addition, the registration rights set forth in this Agreement shall terminate upon the transfer or assignment of the Registrable Securities to any non-affiliated third party. Upon termination pursuant to this Section 11, the Company shall no longer be obligated to provide notice of a proposed registration to Holder.

12.    Notices. All communications provided for hereunder shall be sent by first-class mail or facsimile and (a) if addressed to Holder, addressed to Holder at the address or fax number set forth below Holder’s signature, or at such other address or fax number as Holder shall have furnished to the Company in writing or (b) if addressed to the Company, at: 2300 Carillon Point, Kirkland, WA 98033-7353, Attention: General Counsel, or fax number (425) 828-8061 or at such other address or fax number, or to the attention of such other officer, as the Company shall have furnished to Holder in writing. Notices sent by first-class mail shall be deemed received three days after the date of deposit of such notice in the United States mail. Notices sent by facsimile shall be deemed received upon receipt by the notified party’s facsimile machine.

13.    No Assignment. This Agreement is personal to Holder and shall not be assignable, by operation of law or otherwise to any third party other than a Holder Affiliate.

14.    Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

15.    Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

16.    No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that conflicts with or would limit the rights granted to Holder in this Agreement or otherwise conflicts with the provisions hereof.

17.    Amendments and Waivers. No provision of this Agreement may be amended or waived except by an instrument in writing signed by the party sought to be bound.

18.    Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

19.    Term. This Agreement and the rights granted hereunder shall expire on the tenth anniversary of the date set forth in the preamble to this Agreement.

IN WITNESS WHEREOF, the parties have caused this agreement to be executed and delivered as of the date first above written.

HOLDER:

By:	/s/ Michael Larson
Michael Larson,
Business Manager

Address: 2365 Carillon Point
Kirkland, WA 98033

ICO-TELEDESIC GLOBAL LIMITED

By:	/s/ Dennis M. Weibling
Dennis M. Weibling, President